UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2009
                                                         ----------------

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                       000-50962               59-3764686
          ---------                      ---------               ----------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
    of Incorporation)                   File Number)         Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events

     On February 7, 2009, Atlantic Coast Federal Corporation (the "Company") disclosed that in early November Atlantic Coast Federal, MHC, the parent company of Atlantic Coast Federal Corporation (the "MHC") filed an Application with the U.S. Treasury to participate in the Capital Purchase Program (the "CPP"), which is part of the U.S. Treasury's Troubled Asset Relief Program authorized by the Emergency Economic Stabilization Act of 2008. In January, the Company received a verbal notification from the Office of Thrift Supervision (the "OTS"), the Company's primary banking regulator, that the OTS had recommended to the U.S. Treasury in November that the Company was a qualified candidate for CPP funds. The U.S. Treasury has taken no action on the MHC's application. The Company believes that the U.S. Treasury has taken no action on the MHC's application due to its charter status as a mutual holding company. To date, the U.S. Treasury has not taken any action on applications submitted by Mutual Holding Companies.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FEDERAL CORPORATION


Date:  February 9, 2009            By: /s/ Robert J. Larison, Jr.
                                       --------------------------------------
                                       Robert J. Larison, Jr.
                                       President and Chief Executive Officer
                                       (Duly Authorized Representative)